UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2007

DECKERS OUTDOOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22446	95-3015862
(Commission File Number)	(IRS Employer Identification No.)

495A South Fairview Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code           (805) 967-7611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

At a meeting held on September 4, 2007, following the recommendations of management, the Audit Committee of the Board of Directors of Deckers Outdoor Corporation (the “Company”) concluded that it is necessary to restate the Company’s previously issued consolidated financial statements for the fiscal years 2004 through 2006 as well as certain financial information related to fiscal 2002 and 2003 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the condensed consolidated financial statements for the period ended March 31, 2007 contained in its Quarterly Report on Form 10-Q.  Such prior financial statements should no longer be relied upon.  The restatement is the result of underreporting of employee payroll declarations and underpayment of certain tax payments to authorities in China for one of the Company’s foreign subsidiaries, Holbrook Limited, a Hong Kong company.

Although the impact of past tax underpayments and related interest/surcharges and penalties generated in each of the three years ended December 31, 2006 is not material to any individual annual financial statement, the Company has determined, in accordance with the SEC’s Staff Accounting Bulletin No. 108, that the cumulative financial impact of the error on the 2006 consolidated financial statements is material and requires the financial statements to be  restated.  A significant portion of the error relates to periods prior to 2004, and accordingly, retained earnings as of January 1, 2004 will be restated for such portion.  The errors generated in  each of the three years ended December 31, 2006, will be recorded as an adjustment to cost of sales, interest and other expense, net, and income taxes in the consolidated statements of operations. The Company has discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm.

Inadequate declarations and underpayments did not exceed $500,000 pre-tax in any given year and $2.4 million pre-tax in the aggregate, and interest/surcharges and penalties with respect thereto could range from $3.7 million to $6.7 million pre-tax.  Accordingly, the aggregate correction to the historical financial statements could range from $6.1 million to $9.1 million.  The Company plans to complete the restatement as quickly as possible by filing an amended Annual Report on Form 10-K/A for the year ended December 31, 2006 and an amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2007.  The time required to complete the restatement cannot be stated with certainty at this time and will depend, in part, upon the completion of KPMG’s audit of the restatement.

Following the filing of its Form 10-K/A and its amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2007, the Company expects to file its Form 10-Q for the period ended June 30, 2007 as soon as practical thereafter.

The Company has also concluded that a material weakness resulting from insufficient supervision and oversight of local accounting personnel in the Holbrook Limited subsidiary existed in the Company’s internal controls over financial reporting for the 2004 through 2006 fiscal years, and through March 31, 2007. In response, the Company has changed the management and reporting structure of its accounting personnel in China and has implemented additional remedial measures to strengthen internal controls over subsidiary financial reporting, including segregation of financial accounting and disbursement functions, third party preparation and reporting of payroll, payroll taxes and corporate taxes, and periodic internal audit of the application of the Company’s policies and procedures in its foreign subsidiaries. Additional remedial measures may be forthcoming.  As a result of our conclusion that a material weakness in controls over the foreign subsidiary existed for the 2004 through 2006 fiscal years, and through March 31, 2007, our previous certifications on internal controls should no longer be relied upon.

Safe Harbor Regarding Forward-Looking Statements

Some of the information disclosed herein regarding our expectations, beliefs and views about the restatement and its impact on the Company, expectations regarding the timing of filing of the Company’s amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2006, its amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2007 and its Quarterly Report on Form 10-Q for the period ended June 30, 2007, and the extent of the Company’s restatement of historical financial statements, are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” or by the fact that such statements relate to future, and not just historical events or circumstances, including statements related to the restatement.  The forward-looking statements herein regarding the restatement of historical financial statements and its impact on the Company, expectations regarding the timing of filing of the Company’s amended Annual Report on Form 10-K/A for the year ended December 31, 2006, its amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2007 and its Quarterly Report on Form 10-Q for the period ended June 30, 2007 and the nature of and extent of the restatement of historical financial statements are based on currently available information as of the date of this report and are subject to risks and uncertainties that may cause actual results to differ materially from what is expected at the current time.  Readers are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this disclosure.  The Company undertakes no obligation to publicly release or update the results of any revisions to forward-looking statements, which may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.  For other factors that could cause the Company’s results to vary from expectations, please see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and other risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECKERS OUTDOOR CORPORATION

Date: September 10, 2007	/s/ Zohar Ziv
Zohar Ziv
Chief Financial Officer